EXHIBIT 99.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     I, Len Ksobiech state and attest that:

     (1)  I am  the  acting  Treasurer  of  OneSource  Technologies,  Inc.  (the
"issuer").

     (2) Accompanying this certification is the Form 10-QSB for the quarter ended June 30, 2003, a quarterly report (the "quarterly report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

     (3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on my knowledge:

          a. the quarterly report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

          b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.


/s/ Len Ksobiech
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Len Ksobiech, Acting Treasurer

Date: 13 August 2003